Exhibit 10.15

Addition to the Amendment to Licensing Agreement - Worldwide rights to the Unit Dose Eye Product - dated November 22, 2015

Subject to Wize Pharma exercising the Option mentioned in the Amendment to Licensing Agreement dated November 22, 2015 section 3, The minimal sales in every country will be based on the formula described in the Appendix E of the Eyedrops for the USA document signed May 1, 2015, except if different terms are agreed in advance, in writing with Resdevco.

Wize Pharma agrees to pay minimum royalties for worldwide sales, beginning at the signature date as follows:

Year 1 - $0

Year 2 - $150,000

Year 3 - $300,000

Year 4 - $450,000

Year 5 - $600,000

Year 6 and beyond - $750,000

Resdevco agrees to postpone the minimum royalty payment of 2017 for the USA ($150,000 - one hundred and fifty thousand US dollars) until March 31, 2017.

Resdevco Ltd.	Wize Pharma Ltd.

Name: Shabtay Dikstein	Name: Or Eisenberg

Position: CEO	Position: CFO & Acting CEO

Signature: /s/ Prof. S. Dikstein	Signature: /s/ Or Eisenberg

Date: January 6, 2017	Date: January 5, 2017